                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [ X  ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:


       [ X ]  Preliminary Proxy Statement
       [   ]  Definitive Proxy Statement
       [   ]  Definitive Additional Materials
       [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         MED-EMERG INTERNATIONAL  INC.
              ----------------------------------------------------
                (Name of Registrant as specified in its charter)


              ----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):


       [ X ]  No fee required
       [   ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


             (1) Title of each class of securities to which
                 transaction applies:
                                     ----------------------
             (2) Aggregate number of securities to which
                 transaction applies:
                                     ----------------------
             (3) Per unit price or other underlying value of
                 transaction computed pursuant to Exchange Act
                 Rule 0-11:       (A)
                           -------
             (4) Proposed maximum aggregate value of transaction:
                                                                 -------
             (5) Total fee paid:
                                ---------------------------------

       [   ] Fee paid previously with preliminary materials.

       [   ] Check box if any of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:
                                        -----------------------------------
             (2) Form, Schedule or Registration Statement No.:
                                                              -------------
             (3) Filing Party:
                              --------------------------------------------
             (4) Date Filed:
                             --------------------------------------

                         MED-EMERG INTERNATIONAL, INC.
                         2550 ARGENTIA ROAD, SUITE 250
                     MISSISSAUGA, ONTARIO, CANADA  L5N 5R1
                                 _____________

              NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 21, 1998

TO THE STOCKHOLDERS OF MED-EMERG INTERNATIONAL INC.:

NOTICE IS HEREBY GIVEN, that the Annual and Special Meeting (the "Meeting") of Stockholders of Med-Emerg International, Inc. (the "Company") will be held at 12:00 on August 21, 1998 at Hotel Inter-Continental, Whitney Room, 111 East 48th Street, New York, New York, 10017 for the following purposes:

1. To receive an the annual report on Form 20-F, which includes the consolidated financial statements and the auditors's report thereon for the fiscal year ended December 31, 1997.

2.    To elect the Board of Directors of the Company for the ensuing year;

3. To ratify the appointment of Schwartz, Levitsky, Feldman, Chartered Accountants, as the Company's independent auditors for the ensuing year;

4. To authorize, by special resolution, an amendment to the Company's Articles of Incorporation to include a class of special shares, issuable in series, as part of the Company's authorized capital.

5 To authorize, by special resolution, a reduction in the stated capital of the Company's Preferred Shares of Cdn$5,525,414.

6. To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on July 7, 1998 are entitled to notice of and to vote at the meeting. In order to ensure a quorum, it is important that Stockholders representing at least 5% of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.
                                           By Order of the Board of Directors,
                                           William Thomson, C.A.
                                           Chairman of the Board
July __, 1998

                         MED-EMERG INTERNATIONAL, INC.
                         2550 ARGENTIA ROAD, SUITE 250
                     MISSISSAUGA, ONTARIO, CANADA  L5N 5R1
                        _______________________________

                                PROXY STATEMENT
                        _______________________________

                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 21, 1998


     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Med-Emerg International Inc. (the "Company"), for use at the Annual and Special Meeting of Stockholders of the Company (the "Meeting") to be held on August 21, 1998 at Hotel Inter-Continental, Whitney Room, 111 East 48th Street, New York, New York,
10017, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about July 27, 1998.

     In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

     All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the stockholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.

                            OWNERSHIP OF SECURITIES

     Only stockholders of record at the close of business on July 7, 1998, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of July 7, 1998, there were issued and outstanding 3,140,044 shares of the Company's common stock. There were also issued and outstanding 500,000 shares of the Company's preferred stock which have aggregate voting rights equal to 500,000 shares of common stock. The common stock and the preferred stock are collectively referred to as the Voting Securities.

     Each outstanding share of common stock is entitled to one vote on all matters properly coming before the meeting. At least 5% of the outstanding Voting Securities is necessary to constitute a quorum for the meeting.

     The following table sets forth certain information as of July 7, 1998 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of common stock of the Company, each executive officer and director of the Company and all executive officers and directors as a group. The table does not include options that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is in care of the company.




                                                    SHARES OF        PERCENTAGE
NAME (1)                                            COMMON STOCK     OF CLASS
--------                                            ------------     ----------
1245841 Ontario Inc. (2)........................... 1,042,544        26.8%
Ramesh Zacharias (3)............................... 1,107,544        28.0%
M.D., FRCSC
Victoria Zacharias (4)............................. 1,107,544        28.0%
Carl W. Pahapill (5)...............................   165,000         5.1%
CA
Robert Rubin (6)...................................   750,000        19.5%
Hampton House......................................   410,000        13.1%
   International(7)
Peter Deeb(8)......................................   425,000        13.5%
William Thomson, CA(9).............................    15,000           *
Kathryn Gamble, CA(9)..............................    15,000           *
Patrick Michaud....................................         0           *
Ambrose Group......................................   170,000         5.4%
All Officers and Directors as a.................... 2,477,544        52.0%

group(3)(4)(5)(6)(8)(9)

_______________________________
*Less than 1%

(1) Unless otherwise indicated, the address is c/o Med-Emerg International Inc., 2550 Argentia Road, Suite 205, Mississauga, Ontario L5N 5Rl, Canada.

(2) 1245841 Ontario Inc. is a Canadian company in which the beneficial ownership is held by Ramesh and Victoria Zacharias.

(3) Includes (i) 292,544 shares owned by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias (ii) 65,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1997 Stock Option Plan, and (iii) 750,000 shares of Common stock issuable upon conversion of up to 500,000 shares of Convertible Preferred Stock, such preferred stock currently held by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias. For a period of ten years from issuance, each share of preferred stock is convertible into 1.5 shares of Common Stock and thereafter into such number of shares of Common Stock as is equal to U.S.$4,500,000 divided by the then current market price of the Common Stock on the date of conversion. For purposes of the above chart, the number of shares of Common Stock issuable upon conversion of the Preferred Stock was calculated by assuming a one for one and one-half conversion. Dr. Zacharias disclaims beneficial ownership of the shares owned by his wife.

(4) Includes (i) 292,544 shares owned by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias, (ii) 65,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1997 Stock Option Plan, all of which are owned by Dr. Zacharias, and (iii) 750,000 shares of Common stock issuable upon conversion of up to 500,000 shares of Convertible Redeemable Preferred Stock such preferred stock currently held by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias. For a period of ten years from issuance, each share of preferred stock is convertible into 1.5 shares of Common Stock issuable upon conversion of the Preferred Stock was calculated by assuming a one for one and one-half
     conversion.   Mrs. Zacharias disclaims beneficial ownership of the shares owned by her husband.

(5) Includes 65,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1997 Stock Option Plan.

(6) Includes 700,000 shares of Common Stock currently issuable upon exercise of options and 50,000 shares of Common Stock for acting as director.

(7) These shares may be deemed to be owned by Peter Deeb, a director of the Company. Mr. Deeb owns 75% of Hampton House and is its Chairman and Chief Executive Officer.

(8) Includes (i) 410,000 shares of Common Stock held in the name of Hampton House, and (ii)15,000 shares of Common Stock issuable upon exercise of currently exercisable options granted under the Company's 1997 Stock Option Plan.

(9) Represents shares of Common Stock issuable upon exercise of currently exercisable options issued under the Company's Stock Option Plan.


This proxy statement contains certain forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including those set forth below and elsewhere in this Proxy Statement.

                                   PROPOSAL 1

                     APPROVAL OF ANNUAL REPORT ON FORM 20-F

     The Board of Directors has unanimously approved and unanimously recommends that the stockholders approve the acceptance of the Company's Annual Report on Form 20-F, which report includes the consolidated financial statements and the auditors report for the fiscal year ended December 31, 1997.

STOCKHOLDER VOTE REQUIRED

     Approval of the Annual Report on Form 20-F will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Annual and Special Meeting of Stockholders.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                  OF THE COMPANY'S ANNUAL REPORT ON FORM 20-F.

                                   PROPOSAL 2

ELECTION OF DIRECTORS

     Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees below. If any nominee is unable or unwilling to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted for either (i) a substitute nominee who shall be designated by the proxy holders or by the Chairman of the Board to fill such vacancy, or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as director. Such persons have been nominated to serve until the next annual meeting of stockholders or until their successors, if any, are elected or appointed. Certain Directors of the Company may receive compensation for acting in such capacities and may be reimbursed for expenses incurred in connection with their services as such.

                           STOCKHOLDER VOTE REQUIRED

     The election of the directors will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Annual and Special Meeting of Stockholders and entitled to vote on the election of directors.

     NAME                               AGE  POSITION
     RAMESH ZACHARIAS, M.D., FRCSC...... 46  CHIEF EXECUTIVE OFFICER, DIRECTOR

     CARL W PAHAPILL, CA................ 39  CHIEF OPERATING OFFICER, PRESIDENT
                                             AND DIRECTOR
     WILLIAM THOMSON, CA................ 56  CHAIRMAN OF THE BOARD

     PETER DEEB......................... 31  DIRECTOR

     ROBERT M. RUBIN.................... 57  DIRECTOR



     RAMESH ZACHARIAS, M.D., FRCSC. DR. RAMESH ZACHARIAS IS THE FOUNDER AND CHIEF EXECUTIVE OFFICER OF MED-EMERG INC. HE HAS ACTED AS CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF THE COMPANY SINCE ITS INCEPTION. HE HAS PRACTICED MEDICINE IN CANADA SINCE 1981 AND HAS EXTENSIVE EXPERIENCE IN THE DELIVERY OF EMERGENCY MEDICAL CARE. HE FUNCTIONS AS THE MEDICAL DIRECTOR AND ON-CALL PHYSICIAN FOR THE TERMINAL I AND 2 MEDICAL CLINICS AT TORONTO'S LESTER B. PEARSON INTERNATIONAL AIRPORT. HE ALSO PROVIDED CONSULTING SERVICES REGARDING THE DELIVERY OF EMERGENCY CARE IN THE CARIBBEAN, SAIPAN AND MALAYSIA AND PROVIDED MANAGEMENT CONSULTING SERVICES REGARDING THE OPERATION OF MEDICAL CLINICS IN CANADA, THE UNITED STATES AND RUSSIA. DR. ZACHARIAS IS THE HUSBAND OF VICTORIA ZACHARIAS, A DIRECTOR OF

THE COMPANY.

     CARL W PAHAPILL, CA. MR. PAHAPILL JOINED THE COMPANY AS CHIEF OPERATING OFFICER IN FEBRUARY 1996 AND BECAME A DIRECTOR OF THE COMPANY IN OCTOBER 1996. FROM SEPTEMBER 1995 TO JANUARY 1996, MR. PAHAPILL ACTED AS A CONSULTANT TO THE COMPANY. FROM 1994 TO 1995, MR. PAHAPILL WAS THE CHIEF OPERATING OFFICER OF SIGNATURE BRANDS LIMITED, A PUBLICLY TRADED FOOD PROCESSING COMPANY (TSE). FROM 1984 TO 1993, MR. PAHAPILL WAS A PARTNER AT BDO DUNWOODY CHARTERED ACCOUNTANTS. PRIOR TO THAT, MR. PAHAPILL WAS A SUPERVISOR AT ERNST & YOUNG CHARTERED ACCOUNTANTS.

     WILLIAM THOMSON, CA. MR. THOMSON HAS BEEN A DIRECTOR OF THE COMPANY SINCE JANUARY 1996. MR. THOMSON HAS BEEN AN ADVISOR OF MED-EMERG INC. SINCE JANUARY 1991. FROM 1978 TO THE PRESENT, MR. THOMSON HAS SERVED AS THE PRESIDENT OF WILLIAM E. THOMSON ASSOCIATES INC., A FIRM SPECIALIZING IN FINANCIAL INTER-MEDIATION AND RESTRUCTURING. FROM 1992 TO 1997, HE SERVED AS CHAIRMAN OF CYPHERTECH SYSTEMS, INC., A COMPANY HE FOUNDED. FROM 1993 TO 1995, HE SERVED AS CHAIRMAN OF VOTEK SYSTEMS, INC., A SOFTWARE DEVELOPMENT COMPANY. IN ADDITION, FROM 1991 TO 1994, HE SERVED AS CHAIRMAN OF ACCOMODEX FRANCHISE MANAGEMENT INC. MR. THOMSON CURRENTLY SERVES AS A DIRECTOR OF NUMEROUS COMPANIES, AND AS CHAIRMAN OF ASIA MEDIA GROUP, INC., A PUBLIC COMPANY.

     PETER DEEB. MR. DEEB HAS BEEN A DIRECTOR OF THE COMPANY SINCE JANUARY 1996. MR. DEEB FOUNDED THE NORTH AMERICAN ENGINEERING AND CONSTRUCTION FIRM, DEEB-WALLANS CORPORATION WHERE HE SERVED AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER FROM 1987 TO 1993. MR. DEEB IS CURRENTLY VICE CHAIRMAN OF THE FINANCIAL SERVICES FIRM, DEEB & COMPANY LIMITED, AS WELL AS VICE CHAIRMAN AND MANAGING DIRECTOR OF ITS TORONTO, ONTARIO BASED INVESTMENT BANKING SUBSIDIARY, HAMPTON SECURITIES LIMITED.

     IN ADDITION, MR. DEEB HOLDS THE POSITION OF CHAIRMAN AND CEO OF THE NEW YORK BASED MERCHANT BANKING FIRM, HAMPTON HOUSE INTERNATIONAL CORP., AND AS CHIEF EXECUTIVE OF ITS CANADIAN SUBSIDIARY, CARLTON INTERNATIONAL BRANDS LIMITED. MR. DEEB ALSO SERVES ON THE BOARD OF LYNX INVESTMENT ADVISORY, INC. (WASHINGTON DC) AND CAPITAL INVESTMENT CIRCLE PLC. (DUBLIN, IRELAND).

     ROBERT M. RUBIN. MR. RUBIN HAS SERVED AS A DIRECTOR OF THE COMPANY SINCE OCTOBER 1996. SINCE JUNE 1992. MR. RUBIN HAS SERVED AS A DIRECTOR OF DIPLOMAT CORPORATION, A PUBLICLY TRADED COMPANY INVOLVED IN THE SALE OF INFANTWEAR AND BABYCARE PRODUCTS THROUGH DIRECT MAIL ORDER CATALOGUES.

     SINCE NOVEMBER 20, 1992, MR. RUBIN HAS SERVED AS THE CHAIRMAN OF THE BOARD OF DIRECTORS OF WESTERN POWER & EQUIPMENT CORP. ("WPEC"), A CONSTRUCTION EQUIPMENT DISTRIBUTOR. BETWEEN NOVEMBER 20, 1992 AND MARCH 7, 1993, MR. RUBIN SERVED AS CHIEF EXECUTIVE OFFICER OF WPEC. BETWEEN OCTOBER. 1990 AND JANUARY 1, 1994, MR. RUBIN SERVED AS THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF AMERICAN UNITED GLOBAL INC.,

A TECHNOLOGY AND COMMUNICATION COMPANY AND MAJORITY OWNER OF WPEC(' ("AUGI") AND SINCE JANUARY 1, 1994, SOLELY AS CHAIRMAN OF THE BOARD OF AUGI. MR. RUBIN WAS THE FOUNDER, PRESIDENT, CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF SUPERIOR CARE, INC. ("SCI") FROM ITS INCEPTION IN 1976 UNTIL MAY 1986 AND CONTINUED AS A DIRECTOR OF SCI (NOW KNOWN AS OLSTEN CORPORATION ("OLSTEN")) UNTIL THE LATTER PART OF 1987. OLSTEN, A NEW YORK STOCK EXCHANGE LISTED COMPANY, IS ENGAGED IN PROVIDING HOME CARE AND INSTITUTIONAL STAFFING SERVICES AND HEALTH CARE MANAGEMENT SERVICES. MR. RUBIN IS ALSO A DIRECTOR AND MINORITY STOCKHOLDER OF RESPONSE USA, INC., A PUBLIC COMPANY ENGAGED IN THE SALE AND DISTRIBUTION OF PERSONAL EMERGENCY RESPONSE SYSTEMS. MR. RUBIN IS ALSO CHAIRMAN AND A PRINCIPAL STOCKHOLDER OF ERD WASTE CORP., A PUBLIC COMPANY SPECIALIZING IN THE MANAGEMENT AND DISPOSAL OF MUNICIPAL SOLID WASTE, INDUSTRIAL AND COMMERCIAL NONHAZARDOUS SOLID WASTE AND HAZARDOUS WASTE. IN SEPTEMBER 1997 ERD WASTE CORP. FILED FOR PROTECTION UNDER TITLE II FOR REORGANIZATION UNDER CHAPTER II OF THE BANKRUPTCY CODE.

     MR. RUBIN'S INVOLVEMENT WITH ALL OF THE AFOREMENTIONED COMPANIES MAY RESULT IN CONFLICTING DEMANDS FOR HIS TIME. MANAGEMENT BELIEVES THAT THE COMPANY HAS TAKEN ADEQUATE MEASURES TO ASSURE THAT MR. RUBIN WILL DEVOTE THE AMOUNT OF TIME TO THE COMPANY THAT IT DEEMS NECESSARY. HOWEVER, THERE CAN BE NO ASSURANCE THAT ALL SUCH CONFLICTING DEMANDS WILL BE RESOLVED IN FAVOR OF THE COMPANY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY OF EACH OF THE NOMINEES.

EXECUTIVE COMPENSATION

     THE FOLLOWING TABLE SETS FORTH THE CASH COMPENSATION, AS WELL AS CERTAIN OTHER COMPENSATION PAID OR ACCRUED TO THE COMPANY'S CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER FOR THE FISCAL YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997. NO OTHER OFFICER HAS A TOTAL ANNUAL SALARY AND BONUS OF MORE THAN U.S. $100,000 DURING THE REPORTING PERIODS. THE DOLLAR AMOUNTS STATED BELOW ARE IN CANADIAN DOLLARS.


                                                        ANNUAL COMPENSATION                OTHER
NAME AND PRINCIPAL POSITION                       YEAR        SALARY        BONUS       COMPENSATION
---------------------------                       ----        ------        -----       ------------
RAMESH ZACHARIAS . . . . . . . . . . . . . . . .  1997        $214,000      $     0       $13,064
CHIEF EXECUTIVE OFFICER                           1996        $169,462      $     0       $19,582(1)
                                                  1995        $ 73,000      $     0       $83,004(1)
CARL PAHAPILL . . . . . . . . . . . . . . . . . . 1997        $185,000      $     0       $     0
CHIEF OPERATING OFFICER, PRESIDENT                1996        $131,845      $15,000       $ 9,000(2)
                                                  1995        $      0      $     0       $31,000(2)

ALL OFFICERS AND DIRECTORS AS
A GROUP (8 PEOPLE) . . . . . . . . . . . .  1997   $519,013  $     0   $13,064
                                            1996   $454,686  $17,500   $28,582


_______________________
(1) IN ADDITION TO BEING THE CHIEF EXECUTIVE OFFICER OF THE COMPANY, DR. ZACHARIAS ON OCCASION COVERS PHYSICIAN ASSIGNMENTS THAT THE COMPANY IS OTHERWISE UNABLE TO FILL. FOR EACH ASSIGNMENT THAT DR. ZACHARIAS COVERS, HE IS PAID AS AN INDEPENDENT CONTRACTING PHYSICIAN. THIS AMOUNT REPRESENTS FEES PAID TO DR. ZACHARIAS FOR SERVICES RENDERED AS A PHYSICIAN.

(2) REPRESENTS FEES PAID TO MR. PAHAPILL FOR ACTING AS A CONSULTANT TO THE COMPANY FROM SEPTEMBER 1995 THROUGH DECEMBER 1995.

EMPLOYMENT AGREEMENTS

     ALL OF THE COMPANY'S EXECUTIVE OFFICERS INTEND TO DEVOTE THEIR FULL BUSINESS TIME TO THE AFFAIRS OF THE COMPANY. THE COMPANY ENTERED INTO EMPLOYMENT AGREEMENTS WITH BOTH DR. ZACHARIAS AND MR. PAHAPILL. THE AGREEMENTS BECAME EFFECTIVE ON FEBRUARY 12, 1997. DR. ZACHARIAS AGREEMENT PROVIDES THAT HE WILL DEVOTE ALL OF HIS BUSINESS TIME TO THE COMPANY IN CONSIDERATION OF AN ANNUAL SALARY OF CDN$204,000 FOR THE FIRST YEAR INCREASING TO CDN$225,000 PER YEAR DURING THE FINAL YEAR. THE AGREEMENT IS FOR A TERM OF THREE YEARS, BUT MAY BE TERMINATED BY THE COMPANY FOR CAUSE, OR WITHOUT CAUSE WITH PENALTY. MR. PAHAPILL'S AGREEMENT IS FOR A TERM OF TWO YEARS, BUT MAY BE TERMINATED BY THE COMPANY FOR CAUSE OR WITHOUT CAUSE WITH PENALTY. THE AGREEMENT PROVIDES THAT MR. PAHAPILL DEVOTE ALL OF THIS BUSINESS TIME TO THE COMPANY IN CONSIDERATION OF AN ANNUAL SALARY OF CDN$175,000.

STOCK OPTION PLAN

     IN APRIL 1997, THE BOARD OF DIRECTORS AND SHAREHOLDERS ADOPTED AND APPROVED THE COMPANY'S 1997 STOCK OPTION PLAN (THE "PLAN" OR THE "1997 STOCK OPTION PLAN"). THE PLAN IS ADMINISTERED BY THE BOARD OF DIRECTORS OR BY THE
COMPENSATION COMMITTEE (THE PLAN ADMINISTRATOR").   PURSUANT TO THE PLAN,
OPTIONS TO ACQUIRE AN AGGREGATE OF 638,000 SHARES OF COMMON STOCK MAY BE GRANTED, 229,300 OF WHICH HAVE BEEN GRANTED. THE PLAN PROVIDES FOR GRANTS TO EMPLOYEES AND DIRECTORS OF THE COMPANY.

OPTIONS TO NAMED EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to all outstanding options granted to the Company's Named Executive Officers during the Company's fiscal year ended December 31, 1997.

                                        OPTION GRANTS

                  NUMBER OF             % OF TOTAL
                  SECURITIES            OPTIONS
                  UNDERLYING            GRANTED TO
                  OPTIONS               EMPLOYEES IN      EXERCISE PRICE  EXPIRATION
NAME OF HOLDER    GRANTED               FISCAL YEAR           ($/SH)      DATE
Ramesh Zacharias  65,000                28.3%             US$2.50         April, 2002
Carl Pahapill     65,000                28.3%             US$2.50         April, 2002

                              CERTAIN TRANSACTIONS

     Between 1994 and 1996, the Company loaned, and such amount is currently outstanding. an aggregate of $137,719 to Dr. Zacharias and Victoria Zacharias and two of their affiliated companies. Of such loans. $48,224 was used to acquire a residence, $37,255 arose in connection with the transfer of shares of an unrelated company's stock from two of the Company's subsidiaries to two unrelated companies owned by the Zacharias', and $39,247 was loaned to satisfy tax liabilities of the Zacharias'. These loans are non-interest bearing with no specific repayment terms. The Company has repurchased, immediately prior to the completion of the Initial Public Offering, 37,456 shares of its common stock from Ramesh and Victoria Zacharias at a purchase price of US $2.75 per share. The US $2.75 price was based on what the Company believed to be an appropriate discount to the IPO price. The aggregate consideration payable by the Company has been used to repay all outstanding amounts owed by Dr. Zacharias and Victoria Zacharias and their affiliated companies.

      In June 1996, the Company loaned $60,000 to Carl Pahapill, the Company's President, to purchase 100,000 shares of Common Stock in the Company. The loan is non-interest bearing, unsecured and repayable over a five year period with principal payments commencing in June 1999.

      On November 1, 1996, the Company effected a recapitalization whereby Dr. Zacharias, the Company's Chief Executive Officer and Director, and Victoria Zacharias, a Director of the Company, converted an aggregate of 2,203,333 shares of Common Stock into an aggregate of 500,000 shares of preferred stock. Also as part of the recapitalization, the Company issued Hampton House an aggregate of 610,000 shares of Common Stock, valued at $1,695.800, for past services rendered, including the identification of potential acquisition candidates, such as the St. George's Medical Clinic, and assisting the Company in developing a strategic business plan.

      On November 1, 1996, the Company granted Robert Rubin, a director, an option to purchase 700,000 shares of Common Stock at US$.75 per share and approved the issuance of 50,000 shares of Common Stock, all of which shares were issued in 1997 in consideration of services rendered to the Company as director. Mr. Rubin extended the Company a US$800,000 line of credit which bears interest at 2% above the prime rate. AS OF DECEMBER 31, 1997, THERE WAS A US$200,000 OUTSTANDING BALANCE UNDER SUCH LINE OF CREDIT. IN JANUARY 1998, AN ADDITIONAL US$50,000 WAS DRAWN UNDER THE LINE OF CREDIT. THE OUTSTANDING BALANCE UNDER THE LINE OF CREDIT WAS REPAID OUT OF THE PROCEEDS OF THE COMPANY'S INITIAL PUBLIC OFFERING WHICH WAS COMPLETED IN FEBRUARY, 1998.

      IN CONNECTION WITH A BRIDGE FINANCING IN JANUARY 1997, THE COMPANY ISSUED 8% PROMISSORY NOTES IN THE PRINCIPAL AMOUNT OF US $500,000 AND AN AGGREGATE OF 125,000 SHARES OF COMMON STOCK TO FOUR INVESTORS FOR GROSS PROCEEDS OF US $500,000. Robert Rubin, a director of the Company, purchased a promissory note in the principal amount of US $150,000
and 37,500 shares of Common Stock.   To comply with the National Association of
Securities Dealers, Inc. ("NASD"), Mr. Rubin and another investor agreed to surrender to the Company for cancellation without consideration an aggregate of 62,500 shares of Common Stock obtained in the bridge financing. The Company has since repaid in full the promissory notes issued to the two investors in the aggregate principal amount of $250,000.

     In April 1997, the Company granted options to purchase an aggregate of 229,300 shares of Common Stock pursuant to the 1997 Stock Option Plan to certain of its directors, executive officers and employees. These options are exercisable at US$2.50 per share.

                            SECTION 16(A) REPORTING

     Under the securities laws of the United States, the Company's directors, its executive and certain other officers, and any persons holding ten percent or more of the Company's common stock must report on their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended December 31, 1997, the Company believes all reports for all transactions were filed on a timely basis.

                                   PROPOSAL 3

      RATIFICATION OF SCHWARTZ, LEVITSKY, FELDMAN, CHARTERED ACCOUNTANTS,
                     AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has unanimously approved and unanimously recommends that the stockholders approve the appointment of Schwartz, Levitsky, Feldman, Chartered Accountants as the Company's independent auditors for the ensuing year.

STOCKHOLDER VOTE REQUIRED

     Ratification of the appointment of Schwartz, Levitsky, Feldman, Chartered Accountants as independent auditors will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Annual and Special Meeting of Stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SCHWARTZ, LEVITSKY, FELDMAN, CHARTERED ACCOUNTANTS AS THE
                        COMPANY'S INDEPENDENT AUDITORS.

                                   PROPOSAL 4

                            AMENDMENT TO ARTICLES OF
                           INCORPORATION TO CREATE A
                            CLASS OF SPECIAL SHARES

     The Board of Directors has unanimously approved and unanimously recommends that the stockholders authorize an amendment to the Company's Articles of Incorporation to create a new class of an unlimited number of special shares of stock, issuable in series, which special shares shall, as a class, have and be subject to the following rights, privileges, restrictions and conditions:

   1. DIRECTORS' RIGHT TO ISSUE IN ONE OR MORE SERIES - Special shares may at any time or from time to time be issued in one or more series. Prior to the issue of the shares of any series, the directors may, subject to the limitation set out in the articles, fix the number of shares in, and shall determine the designation, rights, privileges, restrictions and conditions attaching to, the shares of such series which may include, without limitation:

         (a) the rate, amount or method of calculation of dividends and whether they are cumulative, partly cumulative or non-cumulative;

         (b) the dates, manner and currency of payments of dividends and the dates from which they accrue or become payable;

         (c) if redeemable, retractable or purchasable, the redemption, redraction or purchase prices and terms and conditions of redemption, retraction or purchase, with or without provision for purchase or similar funds;

         (d)  the voting rights, if any;

         (e)  any conversion, exchange or reclassification rights;
              and

         (f)  any other terms not inconsistent with these provisions;

         the whole subject to the receipt by the Director appointed under the Business Corporations Act (Ontario) of articles of amendment in prescribed form designating such series of special shares and the issuance by him of a certificate of amendment with respect thereto.

   2. BANKING OF SPECIAL SHARES ON DIVIDENDS - The special shares of each series shall, with respect to the payment of dividends, rank on a parity with the special shares of every other series and shall be subject to the prior rights of the preferred shares and be entitled to a preference over the common shares and the shares of any other class ranking junior to the special shares. If any amount of cumulative dividneds, whether or not declared, or declared non-cumulative dividends in respect of shares of a series of special shares is not paid in full, the shares of such series of special shares shall participate rateably with the shares of all other series of special shares in respect of all accumulated cumulative dividends whether or not declared, and all declared non-cumulative dividends.

   3. BANKING OF SPECIAL SHARES ON RETURN OF CAPITAL - The special shares of each series shall, with respect to the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the special shares of every other series and shall be subject to the prior rights of the preferred shares and be entitled to a preference over the common shares and the shares of any other class ranking junior to the special shares. If any amount payable on return of capital in respect of shares of a series of special shares is not paid in full, the shares of such series of special shares shall participate rateably with the shares of all other series of special shares in respect of all amounts payable on return of capital. The special shares of any series shall also be entitled to such other preferences, not inconsistent with these provisions and the provisions of the Act, over the common shares and the shares of any other class ranking junior to the special shares as may be fixed in accordance with Section 1.

   4. APPROVAL OF HOLDINGS OF SPECIAL SHARES - The approval of the holders of the special shares as to any matters referred to in these provisions may be given:

         (a) in writing signed by all the holders of the special shares; or

         (b) by resolution passed by a majority of not less than two-thirds of te votes cast by holders of special shares in respect of such resolution either at a special shares in respect of such resolution either at a special meeting of the holders of the special shares or as a separate vote at a special meeting of the shares of the Corporation, in either case called to consider such resolution.

         At any special meeting of, or upon any separate vote at a special meeting of the shareholders of the Corporation by the holders of the special shares, each holder shall be entitled to one vote for each special share held by such holder. The provisions of the by-laws of the Corporation governing the giving to shareholders of notice of, the quorum required to legally constitute voting by proxy at, the conduct of, and the procedure at, special meetings of shareholders shall apply mutatis mutandis, to the like matters with respect to any special meeting of the holders of the special shares.

   5. RESTRICTIONS ON ISSUE OF SPECIAL SHARES - No special shares may be issued if the Corporation is in arrears in the payment of cumulative dividends, whether or not declared, or declared non-cumulative dividends on, or is in a breach of any of the provisions attaching to, any outstanding series of special shares without the approval of the holders of the special shares then outstanding given in accordance with section 4.

STOCKHOLDER VOTE REQUIRED

     Ratification of this Proposal 4 will require the affirmative vote of two-thirds of the holders of common stock present in person or represented by proxy at the Annual and Special Meeting of Stockholders voting separately as a class, and the affirmative vote of two-thirds of the holders of the preferred stock present and in person or represented by proxy at the Annual and Special Meeting of Stockholders voting separately as a class..

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE AMENDMENT
              TO THE COMPANY'S ARTICLES OF INCORPORATION TO CREATE
                         A NEW CLASS OF SPECIAL SHARES.


                                   PROPOSAL 5

                          REDUCTION IN STATED CAPITAL


     The Board of Directors has unanimously approved and unanimously recommends that the Company reduce the stated capital of the preferred shares by Cdn$5,525,414. In November 1996, Ramesh and Victoria Zacharias, the Company's Chief Executive Officer and a Director, respectively, exchanged 2,203,333 shares of common stock for 500,000 shares of preferred stock. The book value of the common stock surrendered was Cdn.$594,586, while the preferred stock was valued at U.S.$4,500,000 (Cdn$6,120,000), resulting in a charge to retained earnings of Cdn$5,525,414. The Board of Directors proposes to reduce the value of the preferred stock as stated on the Company's balance sheet by Cdn$5,525,414 and reduce the Company's deficit by the same amount.

STOCKHOLDER VOTE REQUIRED

     Approval of this Proposal 5 will require the affirmative vote of two-thirds of the holders of the common stock present in person or represented by proxy at the Annual and Special Meeting of Stockholders voting separately as a class, and the affirmative vote of two-thirds of the holders of the preferred shares present in person or represented by proxy at the Annual and Special Meeting of Stockholders.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  FOR THE AUTHORIZATION OF A REDUCTION IN THE
                   STATED CAPITAL OF THE COMPANY'S PREFERRED
                           SHARES BY CDN $5,525,414.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.


                            SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company.
Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.


                             STOCKHOLDER PROPOSALS

     In order to be included in the materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before February 1, 1999.

     ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

     The Annual Report on Form 20-F for the year ended December 31, 1997 as filed with the Securities and Exchange Commission, which includes the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1997, is attached hereto.

By Order of the Board of Directors,


William C. Thomson, C.A.
Chairman of the Board

July __, 1998

    GENERAL PROXY - ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF MED-EMERG
                              INTERNATIONAL, INC.

     The undersigned hereby appoints Carl Pahapill, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual and Special Meeting of Stockholders of Med-Emerg International, Inc., to be held at the Hotel Inter-Continental, Whitney Room, 111 East 48th Street, New York, New York 10017 on August 21, 1998 at 9:30 a.m. and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated July ___, 1998 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF MED-EMERG INTERNATIONAL, INC.'S BOARD OF DIRECTORS.

1. To receive the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 1997:

     [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN

2.   To elect the Directors to hold office for the ensuing year.

     [ ] FOR ALL NOMINEES NAMED BELOW  [ ] WITHHELD FOR ALL NOMINEES NAMED BELOW

     Ramesh Zacharias, M.D., Carl W. Pahapill, William Thompson, Peter Deeb, Robert M. Rubin

     INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

     --------------------------------------------------------------------------

3. To ratify the appointment of Schwartz, Levitsky, Feldmen, Chartered Accountants, as the Company's independent auditors.

     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

4. To authorize an amendment to the Company's Articles of Incorporation to include a class of special shares, issuable in series, as part of the Company's authorized capital.

     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

5. To authorize a reduction in the stated capital of the Company's preferred shares of Cdn$5,525,414.

     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN


6. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

-------------------------------------------------------------------------------
                 (Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                     Date: _____________________________, 1998


                                     __________________________________________
                                            (Print name of Stockholder)

                                     __________________________________________
                                            (Print name of Stockholder)

                                     __________________________________________
                                                     Signature

                                     __________________________________________
                                                     Signature

                                     Number of Shares _________________________

                                     Note:  Please sign exactly as name appears
                                            in the Company's records.  Joint
                                            owners should each sign.  When
                                            signing as attorney, executor or
                                            trustee, please give title as such.